UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

October 26, 2016 (October 20, 2016)

APIGEE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-37346	20-1367539
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10 S. Almaden Blvd., 16th Floor

San Jose, California 95113

(Address of principal executive offices, including zip code)

(408) 343-7300

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On October 26, 2016, Apigee Corporation (“Apigee” or the “Company”) issued a press release announcing that (i) regulatory clearance of the proposed acquisition of Apigee by Google Inc. (“Google”) was obtained from antitrust authorities in Germany on October 20, 2016; and (ii) the regulatory waiting period in Austria of the proposed acquisition of Apigee by Google expired on October 22, 2016. As previously announced, the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”) for the proposed acquisition was terminated early by the United States Federal Trade Commission on October 12, 2016.

Pursuant to the Agreement and Plan of Merger dated September 7, 2016, by and among Apigee, Google and Areopagus Inc., the closing of the proposed acquisition is subject to the satisfaction of certain closing conditions, including Apigee stockholder approval and applicable regulatory approvals. Termination of the HSR Act waiting period and clearance by antitrust authorities in Germany and Austria are included among the specified closing conditions to which the proposed acquisition is subject.

The foregoing description is qualified in its entirety by reference to the press release, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Additional Information and Where to Find It

In connection with the transaction, the Company has filed relevant materials with the Securities and Exchange Commission (the “SEC”), including a definitive proxy statement on Schedule 14A. The Company has also caused to be mailed the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the transaction. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTION THAT THE COMPANY WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE TRANSACTION. The definitive proxy statement and other relevant materials in connection with the transaction (when they may become available), and any other documents filed by the Company with the SEC, may be obtained free of charge at the SEC’s website (http://www.sec.gov) or through the investor relations section of the Company’s website (http://investors.Apigee.com).

Participants in the Solicitation

Apigee and its directors, executive officers and other members of its management and employees may be deemed to be participants in the solicitation of proxies from Apigee’s stockholders with respect to the merger. Information about Apigee’s directors and executive officers and their ownership of Apigee’s Common Stock is set forth in Apigee’s annual proxy statement on Schedule 14A filed with the SEC on November 25, 2015 and in Apigee’s definitive proxy statement on Schedule 14A filed with the SEC on October 11, 2016. Stockholders may obtain additional information regarding the direct and indirect interests of the participants in the solicitation of proxies in connection with the merger, which may be different than those of Apigee stockholders generally, by reading the definitive proxy statement and other relevant documents regarding the merger when they may become available, which will be filed with the SEC.

Forward-Looking Statements

This communication contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 with respect to the proposed transaction and business combination between Google and Apigee, including statements regarding the benefits of the transaction, the anticipated timing of the transaction and the products and markets of each company. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this press release, including but not limited to: (i) the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect Apigee’s business and the price of the common stock of Apigee; (ii) the failure to satisfy the conditions to the consummation of the transaction, including the adoption of the merger agreement by the stockholders of Apigee; (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement or prevent the merger from being consummated; (iv) the effect of the announcement or pendency of the transaction on Apigee’s business relationships, operating results, and business generally; (v) risks that the proposed transaction disrupts current plans and operations of Google or Apigee, including disruptions to relationships with customers, licensees, and other business partners of Apigee and potential difficulties in Apigee employee retention as a result of the transaction; (vi) risks related to diverting management’s attention from Apigee’s ongoing business operations; (vii) the outcome of any legal proceedings that may be instituted against Google or against Apigee related to the merger agreement or the transaction; (viii) the ability of Google to successfully integrate Apigee’s operations, product lines, and technology within the expected time-line or at all; (ix) the ability of Google to implement its plans, forecasts, and other expectations with respect to Apigee’s business after the completion of the proposed merger and realize additional opportunities for growth and innovation; (x) the fact that receipt of the all-cash merger consideration will be taxable to stockholders that are treated as U.S. holders for U.S. federal income tax purposes; (xi) the fact that, if the merger is completed, stockholders will forego the opportunity to realize the potential long-term value of the successful execution of Apigee’s current strategy as an independent company and Apigee’s inability to make certain changes to our business pending the completion of the merger, and other restrictions on our ability to conduct our business; (xii) the possibility that Google could, at a later date, engage in unspecified transactions, including restructuring efforts, special dividends or the sale of some or all of Apigee’s assets to one or more as yet unknown purchasers, that could conceivably produce a higher aggregate value than that available to stockholders in the merger; (xiii) the fact that under the terms of the merger agreement, Apigee is unable to solicit other acquisition proposals during the pendency of the merger; (xiv) potential uncertainty in the marketplace, which could lead current and prospective customers to purchase from other vendors or delay purchasing from Apigee; (xv) the amount of the costs, fees, expenses and charges related to the merger agreement or the merger; (xvi) other developments beyond our control, including, but not limited to, changes in domestic or global economic conditions that may affect the timing or success of the merger; and (xvii) risks that our stock price may decline significantly if the merger is not completed.

The foregoing list of factors is not exclusive. Additional risks and uncertainties that could affect Apigee’s financial and operating results are included under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and elsewhere in Apigee’s Annual Report on Form 10-K, as amended, filed with the SEC on October 7 and 11, 2016. Apigee’s SEC filings are available on the Investor Relations section of the Company’s website at http://investors.apigee.com and on the SEC’s website at www.sec.gov. While Apigee may elect to update forward-looking statements at some point in the future, Apigee specifically disclaims any obligation to update the forward-looking statements provided to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based, and, therefore, you should not rely on these forward-looking statements as representing Apigee’s views as of any date subsequent to today.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release of Apigee Corporation, dated October 26, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APIGEE CORPORATION

By:	/s/ Stacey Giamalis
Stacey Giamalis Chief Counsel

Date: October 26, 2016

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of Apigee Corporation, dated October 26, 2016.